Exhibit 99.2

 THIRD quarter 2023 EARNINGS CALL  NOVEMBER 2, 2023

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations  of  words,  such  as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking  statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are  forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.   Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  the impact of our overall level of indebtedness, as well as our financial covenants, on our operational and financial flexibility;  identified material weakness in our internal control over financial reporting;  seasonality of our businesses;  the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;  our ability to anticipate and adjust for new and emerging challenges presented by the ramifications of the COVID-19 pandemic on our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  our exposure to labor shortages, turnover, and labor cost increases;  the importance of key members of our account teams to our business relationships;  our ability to manage our business and continue our growth if we lose any of our key personnel;  the competitive nature of the industries in which we operate;  our dependence on large exhibition event clients;  adverse effects of show rotation on our periodic results and operating margins;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our multi-employer pension plan funding obligations;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;   our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA” and ”Income (Loss) Before Other Items”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests, and gains or losses from sales of businesses.   Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Income (Loss) Before Other Items is defined by management as net income attributable to Viad before income (loss) from discontinued operations, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters.   Income (Loss) Before Other Items is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance.   3  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 Q3’23 HIGHLIGHTS  4

 FINANCIAL PERFORMANCE   & OUTLOOK

 6  strong Q3’23 RESULTS  6  Pursuit posted record results with significant year-over-year growth primarily driven by:  Higher visitation  Strong demand for experiences  GES year-over-year revenue declines as expected due to:  Major non-annual shows (~$50 million of revenue in Q3’22)  Sale of non-core business (~$14 million of revenue in Q3’22)  Partially offset by underlying growth  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  Revenue and Adjusted EBITDA were within guidance ranges  $ MILLIONS  Q3’23  VS. Q3’22  Revenue  $365.9  $(16.8)  Pursuit Revenue  $186.9  $23.1  GES Revenue  $179.0  $(40.0)  Net Income Attributable to Viad  $41.3  $3.2  Income Before Other Items  $43.3  $(0.1)  Consolidated Adjusted EBITDA*  $86.3  $4.3  Pursuit Adjusted EBITDA*  $91.8  $16.7  GES Adjusted EBITDA*  $(2.0)  $(12.7)  Corporate Adjusted EBITDA*  $(3.5)  $0.3

PURSUIT Q3'23 YEAR-OVER-YEAR RESULTS

PURSUIT *($ MILLIONS)*	**Q3'23**	**VS. Q3'22**
Revenue:		
Ticket Revenue	$71.7	$10.9
Room Revenue	$48.7	$6.2
Food & Beverage	$28.4	$3.3
Retail Operations	$23.1	$1.5
All Other	$15.0	$1.2
Total Revenue	**$186.9**	**$23.1**
Adjusted EBITDA*	**$91.8**	**$16.7**
Adjusted EBITDA Margin	**49.1%**	**3.3%**
Metrics:		
Attraction Visitors *(000's)*	1,668.2	15.0%
Same-Store Attraction ETP**	$42	4.6%
Same-Store Lodging RevPAR**	$236	9.9%

- Revenue increased ~14% year-over-year with remarkable performance from attractions and lodging experiences
  - Growth across all markets, with significant increases across Western Canada driven by strong growth in international visitation
  - Robust attraction visitation increase from continued recovery and newer experiences ramping
  - Strong RevPAR primarily from higher ADRs during peak-season occupancy and new 88-room Jasper hotel
- Significant flow-through and margin expansion

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*
*** Same-Store metrics include only attractions and lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2023 and 2022 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.*
Note: Amounts may not add as presented due to rounding

7

VIAD

GES Q3'23 YEAR-OVER-YEAR RESULTS

GES ($ MILLIONS)	Q3'23	VS. Q3'22
Revenue:		
Spiro	$58.9	$(14.4)
GES Exhibitions	$122.1	$(25.8)
Inter-Segment Elims	$(2.0)	$0.2
Total Revenue	**$179.0**	**$(40.0)**
Adjusted EBITDA*:		
Spiro	$0.8	$(3.9)
GES Exhibitions	$(2.8)	$(8.8)
Total Adjusted EBITDA*	**$(2.0)**	**$(12.7)**
Metrics:		
Major Non-Annual Show Revenue	$0	$(50)
U.S. Exhibition Same-Show Revenue	$41.0	13.9%

- Major non-annual shows and sale of ON Services in 2022 impacted year-over-year revenue by a combined $64 million
- Excluding major non-annual shows and ON Services, revenue increased ~16% year-over-year from solid underlying growth
  - Spiro revenue grew ~8% on strong spending from existing and new clients
  - GES Exhibitions revenue grew ~19% with U.S. same-show revenue growth of ~14% from Q3'22
- Improved cost structure delivered nearly breakeven Adjusted EBITDA during quarter of slower event activity

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*
Note: Amounts may not add as presented due to rounding

8

VIAD

 FINANCIAL OUTLOOK – Q4’23 & FY’23  $ MILLIONS  Q4’23 GUIDANCE  FY’23 GUIDANCE  Pursuit:  Revenue  Adjusted EBITDA  $35 to $40  $(10) to $(6)  Up ~15%  $91 to $95  GES:  Revenue  Adjusted EBITDA  $235 to $250  $16 to $20  Up mid-single digits  $58 to $62  Consolidated:  Revenue  Adjusted EBITDA*  Cash from Operations  Capital Expenditures  $270 to $290  $2 to $10  $(37) to $(27)  $20 to $25 (includes ~$10 for growth)  Up high-single digits  $135 to $143  $80 to $90  $75 to $80 (includes ~$40 for growth)  9  *Viad Consolidated Adjusted EBITDA represents segments less corporate costs.

PURSUIT'S Q3 YTD ATTRACTION PERFORMANCE

TICKET REVENUE ($M)


+23%
99
123
Q3'22 YTD
Q3'23 YTD

VISITATION (K)


+20%
2,485
2,992
Q3'22 YTD
Q3'23 YTD

SAME-STORE ETP


+6%
$38.37
$40.50
Q3'22 YTD
Q3'23 YTD

Solid year-over-year ticket revenue growth primarily driven by increased attraction visitation

- Strong visitation to Canadian attractions from increased international tourism
- Newer experiences launched in recent years, including the Sky Lagoon, FlyOver Las Vegas, and Golden Skybridge, all posted significant visitation increases



Note: Same-Store metrics include only attractions properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2023 and 2022 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.

11 VIAD

 12  PURSUIT’s Q3 YTD LODGING PERFORMANCE  ROOM REVENUE ($M)  +12%  2023F  2024P  Strong year-over-year room revenue growth with increases in both ADR and occupancy  All geographies delivered growth in room revenue, with stand-out performance from Canadian hotels  New Forest Park Alpine Hotel was a big contributor to success in Jasper (opened in August 2022)  SAME-STORE   ADR  SAME-STORE OCCUPANCY  +3%  SAME-STORE REVPAR  +10%  +6%  Note: Same-Store metrics include only lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2023 and 2022 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.

PURSUIT'S OVERALL REVENUE GROWTH


REVENUE ($M)
+16%
~+15%
265
308
299
2022
2023
2022
2023F
Q3 YTD
FY

Significant year-over-year revenue growth primarily driven by:

- Increased international visitation
- Continued ramping of newer experiences
- Strong demand for iconic, unforgettable, inspiring experiences
- Pricing power

13 VIAD

 14  PURSUIT’s margin expansion  ADJUSTED EBITDA MARGIN (%)  ~+4%  2022  2023  2022  2023F  Significant year-over-year margin expansion primarily driven by:  Higher attraction visitation with strong throughput  Prudent labor and expense management  +3%  30% ADJUSTED EBITDA MARGIN TARGET BY 2024

 15  15  PURSUIT’S powerful GROWTH STRATEGY  Investment criteria to drive accelerated high-margin growth:  15%+ IRR hurdle rate  Iconic, unforgettable, and inspiring  Perennial demand  High barriers to entry  Attractive EBITDA margins  High-quality guest experience  Strong ease of doing business  BUY  Strategic assets that drive guest experience, economies of scale and scope, improving financial performance  REFRESH  To optimize guest experience, market position, and maximize returns  BUILD  To create new guest experiences and revenue streams with economies of scale and scope  SKY LAGOON  2021 BUILD  FOREST PARK ALPINE HOTEL  2022 BUILD  GOLDEN SKYBRIDGE  2021 BUY  GLACIER RAFT COMPANY  2022 BUY  GLACIER VIEW LODGE  2019 REFRESH  MALIGNE LAKE F&B AND RETAIL  2019 REFRESH  PROVEN TRACK RECORD  Expect to  MORE THAN TRIPLE ADJUSTED EBITDA  from 2015 to 2024

 17  EXHIBITIONS’ INDUSTRY HAS SUBSTANTIALLYRECOVERED WITH ROOM FOR MORE GROWTH  17  In Q3’23, GES Exhibitions’ same show revenue is now exceeding 2019 levels  Show sizes on average were still ~12% below pre-pandemic levels  Substantial opportunity for future growth as event sizes fully recover  * The US same show metric compares tradeshows that occurred in the same city for both occurrences and generally represents between 20% and 50% of the total exhibition revenue.  GES’ revenue per net square foot of event space has improved vs. pre-pandemic  GES US Exhibitions Same-Show* Revenue and Square Footage  vs. 2019 Pre-Pandemic Occurrence

SPIRO'S GROWTH STRATEGY

Well-positioned to win business from new and existing clients to drive accelerated growth:

- ✓ Global network
- ✓ End to end in-house solutions – from strategy & creative to execution & analytics
- ✓ Enhanced capabilities – expanded creative & design resources
- ✓ Industry leading expertise in multiple verticals
- ✓ Marquee client base

49 NEW CLIENTS since Spiro launched in Q1'22

LARGE FRAGMENTED GROWING MARKET

Experiential marketing is forecasted to rise globally at **~9% CAGR to $105B by 2026**

~80% of brands view experiential events as their **most important marketing channel**

~86% of brands plan to attend or host **more in-person events in 2024 than in 2023**

Sources: PQ Media Global Experiential Marketing Forecast 2022-2026, Bizzabo

18 VIAD

 19  GES’ OVERALL REVENUE GROWTH  REVENUE ($M)  +4%  +Mid-Single Digits  2022  2023  2022  2023F  Solid year-over-year revenue growth primarily driven by:  Stronger demand for exhibition and event services  Pricing strength and continued recovery of exhibition show sizes  Spiro winning new clients and cultivating existing clients from expanding capabilities  2024 will benefit from major non-annual shows (~$70M of incremental revenue)

 20  GES’ margin expansion  Margin expansion expected to be driven by:  Exhibitions’ show sizes recovering  New Spiro wins with improved SG&A leverage  Continued focus on efficiency with lean productivity initiatives  >8% ADJUSTED EBITDA MARGIN TARGET BY 2024

 APPENDIX

 22  Q3 REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided forward−looking guidance for Adjusted EBITDA, a non−GAAP financial measure. We do not provide a reconciliation of the forward−looking guidance of Adjusted EBITDA, a non−GAAP financial measure, to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  23  Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.  Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.   Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.  Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.

 24  NON-GAAP FINANCIAL RECONCILIATION  Remeasurement of finance lease obligation attributable to Viad represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation that is attributed to Viad’s 51% interest in Sky Lagoon.

 25  Pursuit key performance metrics  25

PURSUIT METRICS VS. PRE-PANDEMIC 2019

Lodging and attraction experiences show significant improvement compared to the prior year and pre-pandemic 2019


Rooms Revenue ($ Millions)
$38.4
$42.5
$48.7
Q3'19
Q3'22
Q3'23


Ticket Revenue ($ Millions)
$48.7
$60.8
$71.7
Q3'19
Q3'22
Q3'23

	Q3'19	Q3'22	Q3'23	Y/Y	vs. '19
Rooms Available	195,715	197,065	202,356	3%	3%
Occupancy %	90.4%	85.3%	89.6%	4%	-1%
Rooms Sold	176,898	168,050	181,290	8%	2%
ADR	$ 216.92	$ 252.62	$ 268.49	6%	24%
Rooms Revenue (millions)	**$ 38.4**	**$ 42.5**	**$ 48.7**	**15%**	**27%**
RevPAR	$ 196.06	$ 215.43	$ 240.54	12%	23%
Same-Store RevPAR	*$ 213.15*	*$ 235.21*	*$ 243.77*	*4%*	*14%*
Same-Store ADR	*$ 243.35*	*$ 264.80*	*$ 278.14*	*5%*	*14%*

	Q3'19	Q3'22	Q3'23	Y/Y	vs. '19
Visitors - Same-Store	1,274,808	1,083,250	1,252,281	16%	-2%
Visitors - New Experiences	10,525	367,309	415,922	13%	
Visitors - Total	1,285,333	1,450,559	1,668,203	15%	30%
ETP	$ 37.88	$ 41.93	$ 43.01	3%	14%
Ticket Revenue (millions)	**$ 48.7**	**$ 60.8**	**$ 71.7**	**18%**	**47%**
Same-Store ETP	*$ 37.55*	*$ 41.58*	*$ 42.22*	*2%*	*12%*

Note: Same-Store metrics include only attractions and lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2023, 2022, and 2019 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.

New attractions opened or acquired after January 1, 2019 and excluded from the same-store ETP, include Glacier Raft Co. (acquired April 2022), FlyOver Las Vegas (opened September 2021), Golden Skybridge (opened June 2021), Sky Lagoon (opened May 2021), Open Top Touring (opened September 2020), and FlyOver Iceland (opened August 2019). New lodging properties opened or acquired after January 1, 2019 and excluded from the same-store RevPAR and ADR, include Forest Park Hotel (opened August 2022), Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019).

26
VIAD

27  Cash Flow and Balance Sheet highlights  27